EXHIBIT 10.1
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
(Stephen E. Carley)
THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”), between Red Robin Gourmet Burgers, Inc., a Delaware corporation (together with any successor thereto, the “Company”) and Stephen E. Carley (“Executive”), is entered into on August 8, 2016. Reference is made to that certain Employment Agreement by and between the Company and Executive effective as of August 11, 2010 (the “Employment Agreement”). All capitalized terms not defined herein shall have the meanings assigned to such terms in the Employment Agreement. The Company and Executive are referred to in this Amendment collectively as the “Parties.”
RECITALS:
WHEREAS, Executive is currently employed as Chief Executive Officer of the Company (the “Chief Executive Officer”) and an employee of the Company, and serves as a Director of the Company; and
WHEREAS, the Company and Executive are parties to the Employment Agreement; and
WHEREAS, the Parties have agreed that Executive shall resign from his position as Chief Executive Officer and Director effective as of August 8, 2016 (the “Transition Date”) and Executive will assist in the smooth transition of his duties and responsibilities from Transition Date through December 25, 2016 (the “Retirement Date”) as directed by the Board of Directors of the Company (the “Board”) and the new Chief Executive Officer; and
WHEREAS, the Company desires to retain Executive as an employee during the period commencing as of the Transition Date and ending on the Retirement Date (the “Transition Term”), and Executive desires to accept such continued employment; and
WHEREAS, the Parties have agreed to amend and modify certain terms of the Employment Agreement in connection with Executive’s resignation from his position as Chief Executive Officer and transition of his duties and responsibilities to the new Chief Executive Officer, with the understanding that all other provisions of the Employment Agreement shall remain unchanged.
WHEREAS, effective as of the Retirement Date, the Parties have mutually agreed that Executive shall retire from employment and accordingly Executive’s employment with the Company and its subsidiaries and affiliates shall automatically terminate without further action.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.            Amendment to Section 1. The second sentence of Section 1 of the Employment Agreement shall be deleted in its entirety and replaced with the following:
“The term of Executive’s employment hereunder shall be deemed to have commenced on September 13, 2010, unless executive commences employment on an earlier date to be mutually agreed upon (the “Effective Date”), and shall continue until December 25, 2016 (the “Retirement Date), subject to earlier termination as provided herein (such term being referred to herein as the “Employment Period”).”

2.            Amendment to Section 2.  Section 2 of the Employment Agreement shall be replaced in its entirety by the language set forth below:

“2. Position and Duties.  During the period commencing as of August 8, 2016 (the “Transition Date”) and ending on the Retirement Date (the “Transition Term”), Executive shall be employed as and hold the title of Senior Advisor to the Company, and in that capacity shall report to the Chief Executive Officer of the Company.  During the Transition Term, (i) Executive shall not quit and shall cooperate and assist in the smooth transition of his previous duties and responsibilities as Chief Executive Officer of the Company to the new Chief Executive Officer and (ii) shall assist in the creation of the Company’s leadership program.  Executive acknowledges and agrees that his employment with the Company shall terminate on the Retirement Date.  On the Retirement Date, Executive’s employment by the Company and any of its subsidiaries and affiliates shall cease and Executive shall be deemed to have resigned from any and all titles, positions and appointments Executive holds with the Company and each of their respective subsidiaries and affiliates, whether as an officer, director, employee, consultant or otherwise.  Executive acknowledges and agrees that he has resigned from the Board effective as of the Transition Date.  Executive agrees to promptly execute such documents to effect such resignations as reasonably required by the Company.  During the Transition Term, Executive shall be available as requested by the Company, but in no event more than an average of 3 days per week working on behalf of the Company and its affiliates.”
3.            2016 Annual Bonus.  The Parties hereby agree that Executive shall be eligible to earn an Annual Bonus in respect of fiscal 2016 performance.  The actual amount of any Annual Bonus in respect of fiscal 2016 shall depend on the level of achievement of the applicable performance criteria established with respect to the Annual Bonus by the Board and the Compensation Committee in their good faith discretion and shall be paid during the first complete calendar year immediately following fiscal year 2016.
4.            Termination of Employment.  Notwithstanding anything to the contrary in the Employment Agreement:
(a)            Termination by Company.  The Parties agree that Executive’s employment shall terminate upon the Retirement Date.  Notwithstanding the preceding sentence, following the Transition Date, the Company or the Board may terminate Executive’s employment for Cause (as such term is defined in the Employment Agreement) at any time upon notice to Executive setting forth in reasonable detail the nature of such Cause.  Additionally, in the event Executive timely rescinds the Initial Release (as defined below) in accordance with its terms, Executive expressly acknowledges and agrees that upon such rescission, the Company shall have the right to terminate Executive’s employment prior to the Retirement Date.  Upon the giving of notice of termination of Executive’s employment for Cause, the Company shall have no further obligation to Executive, other than the Accrued Obligations.
(b)            Termination by Executive.  For the avoidance of doubt, notwithstanding Section 4(d) of the Employment Agreement, Executive may not voluntarily terminate his employment prior to the Retirement Date without the consent of the Company and further provided that, Good Reason (as defined in the Employment Agreement) shall no longer be applicable as of the Transition Date and for any period of time thereafter and Executive expressly waives any rights that he may otherwise have to assert Good Reason and quit.  Notwithstanding anything to the contrary in the Employment Agreement or herein, Executive shall not be entitled to severance or separation pay (whether pursuant to Section 4(f)(iii) of the Employment Agreement or otherwise) in connection with his termination of employment and/or resignation from the Board (regardless of whether his employment terminates prior to or on the Retirement Date).
(c)            Acknowledgements.  The Parties acknowledge and agree that subject to Executive’s continued employment through the Transition Term, Executive shall be deemed to have retired as of the Retirement Date for purposes of the Company’s compensation and benefit plans programs, and agreements, including but not limited to the treatment of Executive’s outstanding equity awards under the Company’s Amended and Restated 2007 Performance incentive Plan and any related award agreements.
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5.            Releases of Claims. The Parties hereby agree that Executive shall execute a deliver (i) a waiver and release of claims in favor of the Company and its affiliates, in the form of the general release agreement attached hereto as Exhibit A, simultaneously with the execution of this Amendment (the “Initial Release”), and (ii) a waiver and release of claims in favor of the Company and its affiliates, in the form of the general release agreement attached as Exhibit B to this Amendment, on or within 21 days following last day of the Transition Term.
6.            Restrictive Covenants.  Executive acknowledges and agrees Executive will continue to be bound by the post-employment restrictive covenants and obligations contained in Section 5, 6, 7, and of the Employment Agreement, which include covenants pertaining to confidentiality, noncompetition, nonsolicitation, and return of property and any other similar obligations contained in any other agreement between Executive and the Company or any of its affiliates (collectively, the “Restrictive Covenants”).
7.            No Other Changes.  Except as specifically modified or supplemented herein, all remaining provisions, terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect.
8.            Further Assurances.  Executive and the Company hereby agree, at the request of any other party, to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary or appropriate to carry out the intent and purposes of this Amendment.
9.            Miscellaneous.
(a)            Governing Law. This Amendment and the legal relations hereby created between the parties hereto shall be governed by and construed under and in accordance with the internal laws of the State of Colorado, without regard to conflicts of laws principles thereof. Each Party shall submit to the venue and personal jurisdiction of the Colorado state and federal courts concerning any dispute arising from or relating to this Amendment; however the Company is not limited in seeking relief in those courts.
(b)            Binding Effect. This Amendment is intended to bind and inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.
(c)            Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
(d)            Savings Clause. If any provision of this Amendment or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Amendment or the Employment Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Amendment and the Employment Agreement are declared to be severable.  Subject to the foregoing, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent reasonably practicable.
*            *            *
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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment, or caused this Amendment to be duly executed on their respective behalf by their respective duly authorized officers, all effective as of the date and year first written above.
RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Michael L. Kaplan
	Name:	Michael L. Kaplan
	Title:	Senior Vice President and Chief Legal Officer

EXECUTIVE

/s/ Stephen E. Carley
Stephen E. Carley

[Signature Page to First Amendment to Employment Agreement]

EXHIBIT A – Initial Release
GENERAL RELEASE
1.	Definitions.
I intend all words used by this Release to have their plain meanings in ordinary English.  These terms shall have the following meanings:
A.	I, me, my and Releasor mean me and anyone who has or obtains any legal rights or claims through me.
B.	Employer means: (i) Red Robin Gourmet Burgers, Inc. and Red Robin International, Inc. (collectively, the “Company”), (ii) any company related to the Company in the past or present, (iii) limited to their capacities related to the Company, the past and present officers, directors, employees, shareholders, attorneys, agents and representatives of the Company, (iv) any present or past employee benefit plan sponsored by the Company and/or officers, directors, trustees, administrators, employees, attorneys, agents and representatives of such plan, (v) and any person (limited to his or her capacity related to the Company) who acted on behalf of the Company on instruction from the Company.
C.	Employment Agreement means that certain Employment Agreement dated as of August 11, 2010, between me and the Company, as amended by that certain First Amendment to Employment Agreement dated as of August 8, 2016, between me and the Company (collectively, the “Employment Agreement”).
D.	My claims means all of my rights to any relief of any kind from the Employer, including but not limited to:
1.	All claims I now have, whether or not I now know about such claims, including all claims arising out of or relating to my past employment with Employer, the termination of that employment or statements or actions of the Employer including, but not limited to: breach of contract; defamation; infliction of emotional distress; wrongful discharge; workers’ compensation retaliation; violation of the Age Discrimination in Employment Act of 1967; Fair Labor Standards Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Acts of 1866 and 1871; the Civil Rights Act of 1991; the Family and Medical Leave Act; the National Labor Relations Act; The Americans with Disabilities Act; COBRA; ERISA; the anti-discrimination laws of the state in which I reside and of any other state; the Wage Claim Act or corresponding statute of the state in which I reside; and/or any other federal, state or local statute, law, ordinance, regulation, order or principle of common law;
2.	All claims I have now, whether or not I know about the claims, for any type of relief from the Employer, including, but not limited to, all claims for back pay, front pay, lost benefits, reinstatement, liquidated damages, punitive damages, and damages for any alleged breach of contract, any tort claim and any alleged personal injury or emotional injury or damage; and

3.	All claims for attorneys’ fees (except as provided below);but excluding (i) my rights to indemnification (including advancement of attorneys’ fees) and directors and officers liability insurance; (ii) my rights as a stockholder of the Company; (iii) my rights to any payment or benefit under any employee benefit plan, program or policy or equity incentive plan; and (iv) my rights to any vesting and exercise of any equity grant pursuant to the terms of such equity grant; and (v) any payment or reimbursement as provided for in the Employment Agreement.
2.	Agreement to Release My Claims.
In exchange for my right to receive payments and other benefits under my Employment Agreement and for other good and valuable consideration the receipt and sufficiency is hereby acknowledged, including, without limitation, my continued receipt of full compensation during the Transition Term (as defined in my Employment Agreement), I agree to give up all My Claims against the Employer and give up all other actions, causes of action, claims or administrative complaints that I have against the Employer.  I expressly release all claims (including, without limitation, for severance or severance pay) in connection with (i) my resignation as a member of the Board of Directors of the Company and/or my resignation as the Chief Executive Officer of the Company as of the Transition Date and (ii) with respect to my termination of employment as of the Retirement Date (as defined in the Employment Agreement).  I will not bring any lawsuits or administrative claims against the Employer relating to the claims that I have released nor will I allow any lawsuits or claims to be brought or continued on my behalf or in my name.  The money and other consideration I receive pursuant to my Employment Agreement is a full and fair payment for the release of My Claims and the Employer does not owe me anything further for My Claims.
I further agree to reimburse the Employer for any cost; loss; expense, including reasonable attorneys’ fees; awards or judgments resulting from my failure to perform my obligations under this Release or from any misstatement or omission I have made in this Release.
3.	Additional Agreement and Understandings.
Even though the Employer will pay me to settle and release My Claims, the Employer does not admit that it is legally obligated to me, and the Employer denies that it is responsible or legally obligated for My Claims or that it has engaged in any improper conduct or wrongdoing against me.
I have read this Release carefully and understand its terms.  I am hereby being advised by the Employer to consult with an attorney prior to signing this Release.  My decision to sign or not to sign this Release is my own voluntary decision made with full knowledge that the Employer has advised me to consult with an attorney.  In agreeing to sign this Release, I have not relied on any statement or explanation of my rights or obligations made by the Employer or its attorneys.
I am old enough to sign this Release and to be legally bound by the agreements that I am making.  I represent that I have not filed for personal bankruptcy or been involved in any personal bankruptcy proceeding between the time any of My Claims accrued and date of my signature below.  I am legally able and entitled to receive the entire sum of money being paid to me by the Employer in settlement of My Claims.  I have not assigned or pledged any of My Claims or any portion of them to any third person.  I am a resident of the State of Colorado and have executed this Release within the State of Colorado.  I understand and agree that this Release contains all the agreements between the Employer and me relating to this settlement, and that it supersedes all prior negotiations and agreements relating to the subject matter hereof.
4.	Twenty-One Day Period to Consider the Release.
I understand that I have twenty-one (21) days from the day that I receive this Release, not counting the day upon which I receive it, to consider whether I wish to sign this Release.  If I cannot make up my mind in that time, the Employer may or may not allow more time.  I acknowledge that if I sign this Release before the end of the twenty-one (21) day period, it will be my personal, voluntary decision to do so.
5.	Seven Day Period to Rescind the Release.
I understand that I may rescind (that is, cancel) this Release for any reason within seven (7) calendar days after I sign and deliver it to the Employer.  I acknowledge and agree that if I timely rescind this Release that my resignation as a member of the Board of Directors of the Company shall remain effective as of the Transition Date, that my resignation as the Chief Executive Officer of the Company shall remain effective as of the Transition Date, and that I shall not be entitled to any severance or separation pay in connection with such resignations.  I understand that my notice rescinding this agreement must be in writing and hand-delivered or mailed to the Employer.  If mailed, my notice rescinding this agreement must be:
A.	Postmarked within seven (7) days after I sign and deliver this agreement to the Employer;
B.	Properly addressed to:	Red Robin Gourmet Burgers, Inc. Red Robin International, Inc. 6312 South Fiddler’s Green Circle, Suite 200 North Greenwood Village, CO 80111 Attention: Chief Legal Officer
and
C.	Sent by certified mail, return receipt requested, postage pre-paid.
6.	Mutual Non-Disparagement.
During my employment and for three (3) years following my termination of employment, (i) I agree that I will not, directly or indirectly, make or ratify any statement, public or private, oral or written, to any person that is intended to disparage, either professionally or personally, the Company or its parents, subsidiaries and affiliates, past and present, and each of them, as well as its and their trustees, directors and officers, agents, attorneys, and employees and (ii) the Company agrees that the Company and its subsidiaries and its directors and senior executives will not, directly or indirectly, make or ratify any statement, public or private, oral or written, to any person that is intended to disparage, either professionally or personally, me or my professional reputation.  Nothing herein shall prohibit any party (1) from disclosing that I am no longer employed by the Company; (2) from responding truthfully to any governmental investigation, legal process or inquiry related thereto, (3) from making traditional competitive statements in the course of promoting a competing business (other than in violation of Sections 5 or 6 of the Employment Agreement); or (4) from making a good faith rebuttal of the other party’s untrue or misleading statement.

7.	Choice of Law.
This Release shall be deemed to have been executed and delivered within the State of Colorado, and my rights and obligations and the rights and obligations of the Employer hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado without regard to principles of conflict of laws.
8.	Arbitration.
Any dispute or controversy arising out of interpretation or enforcement of this Release shall be resolved pursuant to the terms set forth in Section 15 of the Employment Agreement.

9.	Severability.

If any provision of this Release is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions.  On the contrary, such remaining provisions shall be fully severable, and this Release shall be construed and enforced as if such invalid provisions never had been inserted in the Release.
RELEASOR

Stephen E. Carley
Date:

STATE OF	)
COUNTY OF	)ss:

Subscribed and sworn to me a Notary Public in and for the state of by this 8th day of August, 2016.

Notary Public in and for the State of My commission expires:

AGREED AND ACCEPTED FOR EMPLOYER:
RED ROBIN GOURMET BURGERS, INC.
RED ROBIN INTERNATIONAL, INC.

By:
Title:
Date:

EXHIBIT B – Second Release
GENERAL RELEASE
1.	Definitions.
I intend all words used by this Release to have their plain meanings in ordinary English.  These terms shall have the following meanings:
A.	I, me, my and Releasor mean me and anyone who has or obtains any legal rights or claims through me.
B.	Employer means: (i) Red Robin Gourmet Burgers, Inc. and Red Robin International, Inc. (collectively, the “Company”), (ii) any company related to the Company in the past or present, (iii) limited to their capacities related to the Company, the past and present officers, directors, employees, shareholders, attorneys, agents and representatives of the Company, (iv) any present or past employee benefit plan sponsored by the Company and/or officers, directors, trustees, administrators, employees, attorneys, agents and representatives of such plan, (v) and any person (limited to his or her capacity related to the Company) who acted on behalf of the Company on instruction from the Company.
C.	Employment Agreement means that certain Employment Agreement dated as of August 11, 2010, between me and the Company, as amended by that certain First Amendment to Employment Agreement dated as of August 8, 2016, between me and the Company (collectively, the “Employment Agreement”).
D.	My claims means all of my rights to any relief of any kind from the Employer, including but not limited to:
1.	All claims I now have, whether or not I now know about such claims, including all claims arising out of or relating to my past employment with Employer, the termination of that employment or statements or actions of the Employer including, but not limited to: breach of contract; defamation; infliction of emotional distress; wrongful discharge; workers’ compensation retaliation; violation of the Age Discrimination in Employment Act of 1967; Fair Labor Standards Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Acts of 1866 and 1871; the Civil Rights Act of 1991; the Family and Medical Leave Act; the National Labor Relations Act; The Americans with Disabilities Act; COBRA; ERISA; the anti-discrimination laws of the state in which I reside and of any other state; the Wage Claim Act or corresponding statute of the state in which I reside; and/or any other federal, state or local statute, law, ordinance, regulation, order or principle of common law;
2.	All claims I have now, whether or not I know about the claims, for any type of relief from the Employer, including, but not limited to, all claims for back pay, front pay, lost benefits, reinstatement, liquidated damages, punitive damages, and damages for any alleged breach of contract, any tort claim and any alleged personal injury or emotional injury or damage; and

3.	All claims for attorneys’ fees (except as provided below);but excluding (i) my rights to indemnification (including advancement of attorneys’ fees) and directors and officers liability insurance; (ii) my rights as a stockholder of the Company; (iii) my rights to any payment or benefit under any employee benefit plan, program or policy or equity incentive plan; and (iv) my rights to any vesting and exercise of any equity grant pursuant to the terms of such equity grant; and (v) any payment or reimbursement as provided for in the Employment Agreement.
2.	Agreement to Release My Claims.
In exchange for my right to receive payments and other benefits under my Employment Agreement and for other good and valuable consideration the receipt and sufficiency is hereby acknowledged, including, without limitation, my continued receipt of full compensation during the Transition Term (as defined in my Employment Agreement), I agree to give up all My Claims against the Employer and give up all other actions, causes of action, claims or administrative complaints that I have against the Employer.  I expressly release all claims (including, without limitation, for severance or severance pay) in connection with (i) my resignation as a member of the Board of Directors of the Company and/or my resignation as the Chief Executive Officer of the Company as of the Transition Date and (ii) with respect to my termination of employment as of the Retirement Date (as defined in the Employment Agreement).  I will not bring any lawsuits or administrative claims against the Employer relating to the claims that I have released nor will I allow any lawsuits or claims to be brought or continued on my behalf or in my name.  The money and other consideration I receive pursuant to my Employment Agreement is a full and fair payment for the release of My Claims and the Employer does not owe me anything further for My Claims.  Separate from this agreement, I will also receive the Accrued Obligations (as defined in my Employment Agreement).  My rights to receive the other payments and benefits due under my Employment Agreement shall be effective only after receipt by the Employer of this Release, signed by me and properly notarized, and after the expiration of the seven (7) day revocation period mentioned in Section 5, below.  I understand that I will not receive any payments due me under my Employment Agreement (other than payment of the Accrued Obligations) if I revoke or rescind this Release, and in any event, until after the seven (7) day revocation period has expired.
I further agree to reimburse the Employer for any cost; loss; expense, including reasonable attorneys’ fees; awards or judgments resulting from my failure to perform my obligations under this Release or from any misstatement or omission I have made in this Release.
3.	Additional Agreement and Understandings.
Even though the Employer will pay me to settle and release My Claims, the Employer does not admit that it is legally obligated to me, and the Employer denies that it is responsible or legally obligated for My Claims or that it has engaged in any improper conduct or wrongdoing against me.
I have read this Release carefully and understand its terms.  I am hereby being advised by the Employer to consult with an attorney prior to signing this Release.  My decision to sign or not to sign this Release is my own voluntary decision made with full knowledge that the Employer has advised me to consult with an attorney.  In agreeing to sign this Release, I have not relied on any statement or explanation of my rights or obligations made by the Employer or its attorneys.
I am old enough to sign this Release and to be legally bound by the agreements that I am making.  I represent that I have not filed for personal bankruptcy or been involved in any personal bankruptcy proceeding between the time any of My Claims accrued and date of my signature below.  I am legally able and entitled to receive the entire sum of money being paid to me by the Employer in settlement of My Claims.  I have not assigned or pledged any of My Claims or any portion of them to any third person.  I am a resident of the State of Colorado and have executed this Release within the State of Colorado.  I understand and agree that this Release contains all the agreements between the Employer and me relating to this settlement, and that it supersedes all prior negotiations and agreements relating to the subject matter hereof.
4.	Twenty-One Day Period to Consider the Release.
I understand that I have twenty-one (21) days from the day that I receive this Release, not counting the day upon which I receive it, to consider whether I wish to sign this Release.  If I cannot make up my mind in that time, the Employer may or may not allow more time.  I acknowledge that if I sign this Release before the end of the twenty-one (21) day period, it will be my personal, voluntary decision to do so.
5.	Seven Day Period to Rescind the Release.
I understand that I may rescind (that is, cancel) this Release for any reason within seven (7) calendar days after I sign and deliver it to the Employer.  I understand that my notice rescinding this agreement must be in writing and hand-delivered or mailed to the Employer.  If mailed, my notice rescinding this agreement must be:
A.	Postmarked within seven (7) days after I sign and deliver this agreement to the Employer;
B.	Properly addressed to:	Red Robin Gourmet Burgers, Inc. Red Robin International, Inc. 6312 South Fiddler’s Green Circle, Suite 200 North Greenwood Village, CO 80111 Attention: Chief Legal Officer
and
C.	Sent by certified mail, return receipt requested, postage pre-paid.
6.	Mutual Non-Disparagement.
For three (3) years following my termination of employment, (i) I agree that I will not, directly or indirectly, make or ratify any statement, public or private, oral or written, to any person that is intended to disparage, either professionally or personally, the Company or its parents, subsidiaries and affiliates, past and present, and each of them, as well as its and their trustees, directors and officers, agents, attorneys, and employees and (ii) the Company agrees that the Company and its subsidiaries and its directors and senior executives will not, directly or indirectly, make or ratify any statement, public or private, oral or written, to any person that is intended to disparage, either professionally or personally, me or my professional reputation.  Nothing herein shall prohibit any party (1) from disclosing that I am no longer employed by the Company; (2) from responding truthfully to any governmental investigation, legal process or inquiry related thereto, (3) from making traditional competitive statements in the course of promoting a competing business (other than in violation of Sections 5 or 6 of the Employment Agreement); or (4) from making a good faith rebuttal of the other party’s untrue or misleading statement.

7.	Survival of Certain Provisions of Employment Agreement.
Sections 5 through 22 (excluding Sections 12 and 13) of the Employment Agreement shall survive the termination of my employment and are incorporated herein by reference as if fully set forth.
8.	Choice of Law.
This Release shall be deemed to have been executed and delivered within the State of Colorado, and my rights and obligations and the rights and obligations of the Employer hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado without regard to principles of conflict of laws.
9.	Arbitration.
Any dispute or controversy arising out of interpretation or enforcement of this Release shall be resolved pursuant to the terms set forth in Section 15 of the Employment Agreement.

10.	Severability.

If any provision of this Release is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions.  On the contrary, such remaining provisions shall be fully severable, and this Release shall be construed and enforced as if such invalid provisions never had been inserted in the Release.
RELEASOR

Stephen E. Carley
Date:

STATE OF	)
COUNTY OF	)ss:

Subscribed and sworn to me a Notary Public in and for the state of by this ___ day of _______, 20__.

Notary Public in and for the State of My commission expires:

AGREED AND ACCEPTED FOR EMPLOYER:
RED ROBIN GOURMET BURGERS, INC.
RED ROBIN INTERNATIONAL, INC.

By:
Title:
Date: